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EXHIBIT 10.4
                          BRITISH COLUMBIA
                   MINISTRY OF ENERGY AND MINES,
        ENERGY AND MINERALS DIVISION - MINERAL TITLES BRANCH
            RECORD OF 2 POST CLAIM - MINERAL TENURE ACT
                            (Section 24)

Mining Division __________________ Tenure No. ___________________

__________________________________ Date of Record _______________
Gold Commissioner

                 APPLICATION TO RECORD A 2 POST CLAIM

     I, Tomas Z. Tomczyk, 309, 321 East Second Street, North Vancouver, British Columbia V7C 1C6, telephone number (604) 983-4269, Client Number 142277, Agent for Hugh Grenfal, 3337 West Thirty Avenue, Vancouver, British Columbia V6S 1W6, telephone number (604) 605-0885, Client Number 110359, hereby apply for a record of a 2 post claim for the location as outlined on the attached copy of mineral titles reference map number(s) 82 F 4 Est (MO82F002), the Trial Creek Mining Division.

                               ACCESS

     Describe how you gained access to the location; include references to roads, trails topographic features, permanent landmarks and a description of the initial post location.

     The initial post is located 2,800 meters at 287 degrees TN for the confluence of Casino Creek and the Columbia River. Access is gained by traveling along the Casino Townsite Road for 5.5 kilometers, then north(337 degrees) for 650 meters to post.

GPS Co-ordinates taken of posts:  Yes [   ] No [ x ]

If yes, complete information chart on reverse.

TAG INFORMATION

     I have securely affixed the potion of the metal identification tag embossed "INITIAL POST (No. 1)" to the initial post and impressed this information on the tag:

TAG NUMBER 690894 M INITIAL POST (No. 1)

CLAIM NAME          Casino #4
LOCATOR             Tomas Z. Tomczyk
AGENT FOR           Hugh Grenfal
DATE COMMENCED      January 9, 2000
TIME COMMENCED      9:18 am
+ DIR TO F.P.       337 degrees TN
METERS TO RIGHT     500
METERS TO LEFT      0

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+    "Direction" means a bearing measured between 0 degrees and 360 degrees, where 0 degrees is the bearing of true north.

I have securely affixed the portion of the metal identification tag embossed "FINAL POST (No. 2)" to the final post (or the witness post*) and impressed this information on the tag:

CLAIM NUMBER        Casino #4
LOCATOR             Tomas J. Tomczyk
AGENT FOR           Hugh Grenfal
DIST FROM I.P.      500 meters
DATE COMPLETED      January 9, 2000
TIME COMPLETED      10:31 am

* If witness post placed for final post: Bearing and distance from the witness post to the true position of the final post, exactly as written on the witness post: _____ degrees, _____ meters.

ACKNOWLEDGMENT

     I have complied with all the terms and conditions of the Mineral Tenure Act and Regulation pertaining to the location of 2 post claims and have attached a plan of the location on which the positions of the initial and final posts (and witness post if applicable) are indicated. The tag information supplied above is the identical information that I impressed upon the respective tags affixed to the applicable post when I located this claim, and this information is true and correct.

/s/ illegible
Signature of Locator